Capital adequacy (Tables)	12 Months Ended
Dec. 31, 2011
Capital adequacy
BIS statistics

end of	Basel II.5 2011	Basel II 2011	Basel II 2010

Eligible capital (CHF million)

Tier 1 capital	36,844	38,029	37,725

of which core tier 1 capital	25,956	27,141	26,627

Tier 2 capital	11,810	12,995	10,074

Total eligible capital	48,654	51,024	47,799

Risk-weighted assets (CHF million)

Credit risk	157,237	155,352	158,735

Market risk	40,609	11,170	18,925

Non-counterparty risk	7,819	7,819	7,380

Operational risk	36,088	36,088	33,662

Risk-weighted assets	241,753	210,429	218,702

Capital ratios (%)

Core tier 1 ratio	10.7	12.9	12.2

Tier 1 ratio	15.2	18.1	17.2

Total capital ratio	20.1	24.2	21.9

For BIS reporting purposes, Basel II.5 was effective as of December 31, 2011.